MUNICIPAL INCOME OPPORTUNITIES TRUST II    Two World Trade Center, New York, New
York 10048

LETTER TO THE SHAREHOLDERS August 31, 1996

DEAR SHAREHOLDER:

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed by a surprisingly large increase in payroll employment reported in March. Other indicators of economic activity and rising commodity prices added to market concerns. As a result, investors anticipated that the Federal Reserve Board might reverse its series of reductions in the fed funds rate that had begun in 1995. The bond market reacted to these expectations by pushing long-term yields higher. More than three-quarters of the rise in interest rates between February and July can be attributed to market weakness on the days that strong monthly employment figures were reported.

MUNICIPAL MARKET CONDITIONS

Between August 1995 and February 1996, 30-year insured revenue bond yields declined 70 basis points from 6.00 percent to 5.30 percent. Yields subsequently moved higher, reaching 6.15 percent in April and again in mid June. By August 1996, 30-year insured revenue bond yields stood at 5.80 percent, compared to
3.85 percent for 1-year municipal notes. The yield pickup for extending maturity from 1 to 30 years was 195 basis points.

Diminished risk that flat-tax proposals would cause a radical change in the tax code prompted tax-exempt bonds to outperform U.S. Treasury securities. The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, which stood at 90 percent a year ago, declined to 82 percent. A decline in this ratio indicates that municipal bond prices were stronger than U.S. Treasury prices.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption, it has been estimated that investors also face the retirement of $66 billion of previously refunded debt in 1996. On the supply side, aggregate new-issue volume increased

MUNICIPAL INCOME OPPORTUNITIES TRUST II

18 percent to $114 billion during the first eight months of 1996. However, underwritings were postponed and the pace of activity slowed as interest rates rose.

PERFORMANCE

The net asset value (NAV) of Municipal Income Opportunities Trust II (OIB) declined from $8.88 to $8.73 per share during the six-month period ended August 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends of $0.33 per share, the Fund's total return was 2.01 percent. Over the same period, OIB's market price on the New York Stock Exchange increased from $8.75 to $9.00 per share. Based on this market price change and reinvestment of dividends the Fund's total return was 6.72 percent.

OIB's market price on the New York Stock Exchange was trading at a 3 percent premium to NAV on August 31, 1996. Undistributed net investment income was $0.117 per share versus $0.14 per share six months ago.

PORTFOLIO STRUCTURE

The five largest sectors represented 68 percent of the Fund's net assets. Two loans representing less than one percent of the Fund's net assets were not accruing interest. In addition, six credits totaling 11 percent of net assets were accruing income, but may face difficulty meeting future debt service requirements. OIB's net assets of $174 million were diversified among 13 long-term sectors and 61 credits.


         Hospital                       9%
         IDR/PCR*                      24%
         Nursing/Health Related        21%
         Rufunded                       7%
         Transportation                 7%
         Other                         32%

MUNICIPAL INCOME OPPORTUNITIES TRUST II

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities should remain positive for the municipal market. Long-term insured municipal securities currently yield 82 percent of the yield on U.S. Treasury securities and may be expected to move in tandem with the U.S. Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempts could again be affected by market uncertainty if new tax-reduction proposals were to gain momentum.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Fund purchased and retired 10,000 shares of common stock at a two percent market discount.

We appreciate your ongoing support of Municipal Income Opportunities Trust II and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST II

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 27, 1996, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Edwin J. Garn
         For................................................................  12,101,864
         Withheld...........................................................     137,353
         John R. Haire
         For................................................................  12,099,864
         Withheld...........................................................     139,353
         Michael E. Nugent
         For................................................................  12,106,664
         Withheld...........................................................     132,553
         Philip J. Purcell
         For................................................................  12,105,539
         Withheld...........................................................     133,678

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Dr. Manuel H. Johnson, Paul Kolton and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For................................................................  11,859,854
         Against............................................................     100,826
         Abstain............................................................     278,537

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For................................................................  12,014,170
         Against............................................................      12,112
         Abstain............................................................     159,935

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (94.9%)
              General Obligation (1.1%)
$  2,000      New York City, New York, 1994 Ser D.....................................      5.75 %     08/15/10     $  1,889,920
--------                                                                                                              ----------
              Educational Facilities Revenue (3.6%)
   2,000      Volusia County Educational Facilities Authority, Florida, Embry-Riddle
               Aeronautical University Ser 1996 A.....................................      6.125      10/15/26        1,972,760
              New Hampshire Higher Educational & Health Facilities Authority,
   1,500       Brewster Academy Ser 1995..............................................      6.75       06/01/25        1,464,495
   2,000       Colby-Sawyer College Ser 1996..........................................      7.50       06/01/26        2,029,300
   1,000      New York State Dormitory Authority, State University 1993 Ser A.........      5.25       05/15/15          901,710
--------                                                                                                              ----------
   6,500                                                                                                               6,368,265
--------                                                                                                              ----------
              Electric Revenue (2.5%)
   5,000      Intermountain Power Agency, Utah, Refg 1996 Ser D.......................      5.00       07/01/21        4,369,850
--------                                                                                                              ----------
              Hospital Revenue (9.3%)
   2,000      Corona, California, Vista Hospital System Inc Ser 1992 B COPs...........      9.50       07/01/20        2,196,320
   1,820      Illinois Health Facilities Authority, Hinsdale Hospital Ser 1990 C......      9.50       11/15/19        2,068,284
              Massachusetts Health & Educational Facilities Authority,
   2,000       Dana Farber Cancer Institute Ser G - 1.................................      6.25       12/01/14        2,019,060
   3,000       Dana Farber Cancer Institute Ser G - 1.................................      6.25       12/01/22        3,009,270
   4,750      Michigan Hospital Finance Authority, Sinai Hospital of Greater Detroit
               Refg Ser 1995..........................................................      6.70       01/01/26        4,659,797
   1,500      North Central Texas Health Facilities Development Corporation,
               University Medical Center Inc Ser 1987.................................      7.75       04/01/17        1,546,425
   2,000      Tarrant County Health Facilities Development Corporation, Texas,
               Community Health Care Foundation Inc Ser 1991..........................     10.125      04/01/11          700,000
--------                                                                                                              ----------
  17,070                                                                                                              16,199,156
--------                                                                                                              ----------
              Industrial Development/Pollution Control Revenue (23.7%)
   1,350      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir
               International Corp Ser 1991 (AMT)+.....................................     10.125      09/01/11        1,340,253
   2,000      Chicago, Illinois, Chicago-O'Hare Int'l Airport/American Airlines Inc
               Ser 1990 A (AMT).......................................................      7.875      11/01/25        2,140,520
   2,600      Holyoke, Massachusetts, McCormack/Partyka Ser 1990 (AMT)................      4.00*      08/15/10        1,560,000
   3,000      Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser
               1993...................................................................      5.875      08/01/08        2,869,140
              Lapeer Economic Development Corporation, Michigan,
   2,075       Dott Manufacturing Co Ser 1989 B (AMT).................................      9.00       11/15/19        2,090,562
   2,035       Dott Manufacturing Co Ser 1989 A (AMT).................................     10.625      11/15/19        2,205,981
              Michigan Strategic Fund,
   1,631       Kasle Steel Corp Ser 1989 (AMT)........................................      9.375      10/01/06        1,716,525
   5,207       Kasle Steel Corp Ser 1989 (AMT)........................................      9.50       10/01/14        5,486,204
   1,435      Sanilac County Economic Development Corporation, Michigan, Dott
               Manufacturing Co Ser 1989 (AMT)........................................     10.625      08/15/19        1,554,177
   3,000      Claiborne County, Mississippi, Middle South Energy Inc Ser C............      9.875      12/01/14        3,354,720
   3,500      Cleveland, Ohio, Continental Airlines Inc Ser 1990 A (AMT)..............      9.00       12/01/19        3,711,645
   2,000      Beaver County Industrial Development Authority, Pennsylvania, Toledo
               Edison Co Collateralized Ser 1995 B....................................      7.75       05/01/20        2,041,140

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
$  3,000      Pennsylvania Economic Development Financing Authority, MacMillan Bloedel
               Ltd Ser 1995 (AMT).....................................................      7.60 %     12/01/20     $  3,291,930
   3,420      Westmoreland County Industrial Development Authority, Pennsylvania,
               Valley Landfill/National Waste Energy Corp Ser 1989 A (AMT)............      9.75       08/01/04        2,922,253
   3,000      Pittsylvania County Industrial Development Authority, Virginia,
               Multi-Trade Ser 1994 A (AMT)...........................................      7.55       01/01/19        3,092,160
   2,000      Upshur County, West Virginia, TJ International Inc Ser 1995 (AMT).......      7.00       07/15/25        2,034,020
--------                                                                                                              ----------
  41,253                                                                                                              41,411,230
--------                                                                                                              ----------
              Mortgage Revenue - Multi-Family (5.8%)
              Boulder County, Colorado,
   3,065      Village Place at Longmont Ser 1989 A (AMT)..............................     10.125      07/15/19        3,143,433
  10,837      Village Place at Longmont Ser 1989 B (AMT)..............................      0.00       07/15/19        1,076,199
   2,745      San Antonio Housing Finance Corporation, Texas, La Posada Del Rey Ser
               1990 A.................................................................     10.00       02/01/20        2,917,304
              Alexandria Redevelopment & Housing Authority, Virginia,
   2,000      Courthouse Commons Apts Ser 1990 A (AMT)................................     10.00       01/01/21        1,985,580
  10,772      Courthouse Commons Apts Ser 1990 B (AMT)................................      0.00       01/01/21          937,191
--------                                                                                                              ----------
  29,419                                                                                                              10,059,707
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (3.4%)
   3,500      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)....................      6.40       11/15/23        3,504,340
   1,700      Ohio Housing Finance Authority, GNMA-Backed 1988 Ser B (AMT)............      8.25       12/15/19        1,794,231
              Utah Housing Finance Agency,
     360      Ser 1990 A-2 (AMT)......................................................      7.80       07/01/10          368,032
     265      Ser 1990 A-2 (AMT)......................................................      7.875      07/01/22          270,324
--------                                                                                                              ----------
   5,825                                                                                                               5,936,927
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (21.2%)
   2,340      Arkansas Development Finance Authority, Wynwood Nursing Center
              Ser 1989 (AMT)..........................................................     10.50       11/01/19        2,523,947
              Vista, California, Long-Term Care Foundation of America
   2,761      Ser 1994 A COPs (a).....................................................      8.50       01/01/20        1,988,213
     331      Ser 1994 B COPs (a).....................................................      0.00       01/01/20            3,306
   3,965      Monroe County Development Authority, Georgia, Health Scholarships Inc
               Ser 1989 A.............................................................     10.125      09/01/19        3,840,142
   2,460      Sterling, Illinois, Hoosier Care Inc Ser 1989 A.........................      9.75       08/01/19        2,616,800
   4,000      Iowa Health Facilities Development Finance Authority, Care Initiatives
               Ser 1996...............................................................      9.25       07/01/25        4,586,120
   3,315      Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990............................     10.25       01/01/20        3,430,959
   1,500      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               Mentally Retarded Refg Ser 1993........................................      8.375      10/01/13        1,562,805
   1,100      Massachusetts Health & Educational Facilities Authority, Farren Care
               Center 1989 Ser A......................................................     10.375      06/01/10        1,245,266
              Massachusetts Industrial Finance Agency,
   4,750      Greater Lynn Special Needs Housing Corp & Mental Health & Retardation
               Assn 1990 Issue........................................................      9.875      06/01/10        5,110,383
   1,250      May Institute for Autistic Children Inc 1990 Issue......................      9.75       06/01/10        1,338,175
     175      Pioneer Valley Living Care Center at Amherst 1990 Issue.................      7.00       10/01/01          162,461
      77      Pioneer Valley Living Care Center at Amherst 1990 Issue.................      0.00       10/01/20            1,535

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
$  4,900      Chester County Industrial Development Authority, Pennsylvania, RHA/PA
               Nursing Homes Inc Ser 1989.............................................     10.125%     05/01/19     $  5,285,875
              Tarrant County Health Facilities Development Corporation, Texas,
     645       3927 Foundation Inc Ser 1989............................................    10.00       09/01/99          688,712
   2,500       3927 Foundation Inc Ser 1989............................................    10.125      09/01/09        2,602,775
--------                                                                                                              ----------
  36,069                                                                                                              36,987,474
--------                                                                                                              ----------
              Public Facilities Revenue (1.9%)
   3,000      Geo L Smith II - Georgia World Congress Center Authority, Domed Stadium
               Ser 1990 (AMT)..........................................................     7.875      07/01/20        3,276,540
   2,360      La Salle County Jail Facilities Finance Corporation, Texas, Criminal
               Detention Center Ser 1989 (b)..........................................      9.75       08/01/09               24
--------                                                                                                              ----------
   5,360                                                                                                               3,276,564
--------                                                                                                              ----------
              Retirement & Lifecare Facilities Revenue (5.1%)
   2,150      Pima County Industrial Development Authority, Arizona, Country Club of
               La Cholla Ser 1990 (AMT)...............................................      8.50       07/01/20        1,875,875
   1,500      Colorado Health Facilities Authority, Liberty Heights 1990 Ser A (b)....     10.00       07/01/19          750,000
   2,000      Lorain County, Ohio, Laurel Lakes Ser 1993..............................      7.125      12/15/18        1,968,580
              Chesterfield County Industrial Development Authority, Virginia,
   5,750       Brandermill Woods Ser 1991 A............................................     6.00       07/01/16        4,140,000
     800       Brandermill Woods Ser 1991 A............................................     0.00       07/01/17           16,000
     800       Brandermill Woods Ser 1991 A............................................     0.00       07/01/18           16,000
     800       Brandermill Woods Ser 1991 A............................................     0.00       07/01/19           16,000
     800       Brandermill Woods Ser 1991 A............................................     0.00       07/01/20           16,000
     800       Brandermill Woods Ser 1991 A............................................     0.00       07/01/21           16,000
--------                                                                                                              ----------
  15,400                                                                                                               8,814,455
--------                                                                                                              ----------
              Tax Allocation (2.9%)
   1,180      Bridgeview, Illinois, Tax Increment Refg Ser 1995.......................      9.00       01/01/11        1,282,424
     500      Hodgkins, Illinois, Ser 1991............................................      9.50       12/01/09          580,325
     875      Madison Heights Tax Increment Finance Authority, Michigan, Ser 1991.....      8.50       03/15/01          915,084
   1,996      Muskegon Downtown Development Authority, Michigan, Ltd Oblig 1989
               Ser A-1 (a).............................................................     9.75       06/01/18        2,267,654
--------                                                                                                              ----------
   4,551                                                                                                               5,045,487
--------                                                                                                              ----------
              Transportation Facilities Revenue (6.7%)
   2,000      Foothills/Eastern Transportation Corridor Agency, California, Toll Road
               Sr Lien Ser 1995 A.....................................................      0.00       01/01/13        1,203,540
   5,000      Dade County, Florida, Seaport Refg Ser 1996 (MBIA)......................      5.125      10/01/26        4,489,400
   2,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....      6.00       10/01/13        1,939,660
   1,250      Indianapolis Airport Authority, Indiana, Ser 1996 A (FGIC)..............      5.60       07/01/15        1,192,563
   3,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................      5.50       02/15/26        2,845,200
--------                                                                                                              ----------
  13,250                                                                                                              11,670,363
--------                                                                                                              ----------
              Other Revenue (1.1%)
   2,000      Northern Palm Beach County Improvement District, Florida, Water Control
--------       & Impr #9A Ser 1996 A (WI).............................................      7.30       08/01/27        2,000,000
                                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Refunded (6.6%)
$  2,215      Bedford Park, Illinois, First Lien Ser 1990.............................      9.70 %    01/01/02++    $  2,642,473
   5,920      Carol Stream, Illinois, Carol Pointe Ser 1990 A.........................      9.50      01/15/01++       7,081,622
   1,470      Maury County Health & Educational Facilities Board, Tennessee, Southern
               Healthcare/Heritage Manor of Monteagle Ser 1990 E......................     10.50      03/01/00++       1,754,107
--------                                                                                                              ----------
   9,605                                                                                                              11,478,202
--------                                                                                                              ----------
 193,302      TOTAL MUNICIPAL BONDS (Identified Cost $162,914,145).............................................      165,507,600
--------
                                                                                                                      ----------
              SHORT-TERM MUNICIPAL OBLIGATIONS (4.1%)
   5,900      University of Michigan, Hospital Ser 1995 A (Demand 09/03/96)...........     3.85**      12/01/27        5,900,000
   1,300      Platte County, Wyoming, Tri-State Generation & Transmission Assn Inc Ser
               1984 B (Demand 09/03/96)...............................................     3.80**      07/01/14        1,300,000
--------                                                                                                              ----------
   7,200      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $7,200,000)..............................        7,200,000
--------                                                                                                              ----------
$200,502      TOTAL INVESTMENTS (Identified Cost $170,114,145) (c) ...................................    99.0%      172,707,600
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    1.0        1,688,093
                                                                                                           ----       ----------
              NET ASSETS...............................................................................  100.0%     $174,395,693
                                                                                                           ====       ==========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      WI      Security purchased on a when issued basis.
      +       Joint exemption in the District of Columbia and Virginia.
      ++      Prerefunded to call date shown.
      *       Coupon resets to 7.50% on 08/15/99.
      **      Current coupon of variable rate security.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      Bond in default; non-income producing security.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was
              $8,034,387 and the aggregate gross unrealized depreciation was
              $5,440,932, resulting in net unrealized appreciation of
              $2,593,455.
Bond Insurance:
     FGIC     Financial Guaranty Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS August 31, 1996 (unaudited) continued

--------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                August 31, 1996

Arizona..................  1.1%
Arkansas.................  1.4
California...............  3.1
Colorado.................  2.8
District of Columbia.....  0.8
Florida..................  6.0
Georgia..................  4.1
Illinois................. 10.6
Indiana..................  0.7
Iowa.....................  4.6
Louisiana................  0.9
Maine....................  2.0
Massachusetts............  9.9
Michigan................. 15.4
Mississippi..............  1.9
New Hampshire............  2.0
New York.................  1.6
Ohio.....................  5.9
Pennsylvania.............  7.8%
Tennessee................  1.0
Texas....................  4.8
Utah.....................  2.9
Virginia.................  6.7
West Virginia............  1.2
Wyoming..................  0.6
Joint Exemption.......... (0.8)
                           ---
Total.................... 99.0%
                           ===

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $170,114,145)..........    $172,707,600
Cash.....................................          31,985
Receivable for:
    Interest.............................       3,501,141
    Investments sold.....................         330,206
Prepaid expenses and other assets........          70,705
                                             ------------
    TOTAL ASSETS.........................     176,641,637
                                             ------------
LIABILITIES:
Payable for:
    Investments purchased................       2,018,656
    Investment advisory fee..............          86,462
    Administration fee...................          51,877
Accrued expenses.........................          88,949
                                             ------------
    TOTAL LIABILITIES....................       2,245,944
                                             ------------
NET ASSETS:
Paid-in-capital..........................     187,130,933
Net unrealized appreciation..............       2,593,455
Accumulated undistributed net investment
 income..................................       2,330,890
Accumulated net realized loss............     (17,659,585)
                                             ------------
    NET ASSETS...........................    $174,395,693
                                             ============
NET ASSET VALUE PER SHARE
 19,980,607 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................           $8.73
                                                     ====
STATEMENT OF OPERATIONS
For the six months ended August 31, 1996 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $  7,041,442
                                             ------------
EXPENSES
Investment advisory fee..................         440,682
Administration fee.......................         264,409
Professional fees........................          66,429
Transfer agent fees and expenses.........          49,299
Shareholder reports and notices..........          14,216
Registration fees........................          11,716
Custodian fees...........................           9,504
Trustees' fees and expenses..............           8,721
Other....................................           1,967
                                             ------------
    TOTAL EXPENSES BEFORE EXPENSE
    OFFSET...............................         866,943
    LESS: EXPENSE OFFSET.................          (9,484)
                                             ------------
    TOTAL EXPENSES AFTER EXPENSE
    OFFSET...............................         857,459
                                             ------------
    NET INVESTMENT INCOME................       6,183,983
                                             ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................        (428,632)
Net change in unrealized appreciation....      (2,120,972)
                                             ------------
    NET LOSS.............................      (2,549,604)
                                             ------------
NET INCREASE.............................    $  3,634,379
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX
                                                         MONTHS ENDED       FOR THE YEAR
                                                          AUGUST 31,            ENDED
                                                             1996         FEBRUARY 29, 1996
      ------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 6,183,983        $  13,285,521
Net realized loss....................................       (428,632)          (5,500,400)
Net change in unrealized appreciation................     (2,120,972)           8,939,997
                                                         -----------        -------------
    NET INCREASE.....................................      3,634,379           16,725,118
Dividends from net investment income.................     (6,596,195)         (12,452,187)
Net decrease from transactions in shares of
 beneficial interest.................................        (89,050)          (1,864,678)
                                                         -----------        -------------
    TOTAL INCREASE (DECREASE)........................     (3,050,866)           2,408,253
NET ASSETS:
Beginning of period..................................    177,446,559          175,038,306
                                                         -----------        -------------
    END OF PERIOD
    (Including undistributed net investment income of
    $2,330,890 and $2,743,102, respectively).........   $174,395,693        $ 177,446,559
                                                        ============        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the exdividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in

MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's average weekly net assets.

Under the terms of the Advisory Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1996 aggregated $29,240,150 and $24,856,430, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $16,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time

MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS August 31, 1996 (unaudited) continued

of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended August 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $826. At August 31, 1996, the Fund had an accrued pension liability of $45,427 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At February 29, 1996, the Fund had a net capital loss carryover of approximately $13,315,000 of which $4,000 will be available through February 28, 2002, $10,485,000 will be available through February 28, 2003 and $2,826,000 will be available through February 29, 2004 which may used to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $4,365,000 during fiscal 1996. As of February 29, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                  PAR VALUE       EXCESS OF
                                                                                     SHARES       OF SHARES       PAR VALUE
                                                                                   ----------     ----------     ------------
Balance, February 28, 1995.....................................................    20,220,307      $202,204      $188,882,457
Treasury shares purchased and retired (weighted average discount 7.17%)*.......      (229,700)       (2,297)       (1,862,381)
                                                                                    ---------       -------       -----------
Balance, February 29, 1996.....................................................    19,990,607       199,907       187,020,076
Treasury shares purchased and retired (weighted average discount 2.36%)*.......       (10,000)         (100)          (88,950)
                                                                                    ---------       -------       -----------
Balance, August 31, 1996.......................................................    19,980,607      $199,807      $186,931,126
                                                                                    =========       =======       ===========

---------------------
* The Trustees have voted to retire the shares purchased.

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
August 27, 1996....     $ 0.055      September 6, 1996     September 20, 1996
September 24, 1996.     $ 0.055       October 4, 1996       October 18, 1996

MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX
                                                          MONTHS ENDED                  FOR THE YEAR ENDED FEBRUARY 28*
                                                           AUGUST 31,           ---------------------------------------------
                                                              1996                 1996**              1995             1994
  ---------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................         $8.88                   $8.66              $8.74           $ 9.13
                                                             -------                   -----              -----            -----
Net investment income.................................          0.31                    0.66               0.64             0.63
Net realized and unrealized gain (loss)...............         (0.13)                   0.18              (0.12)           (0.42)
                                                             -------                   -----              -----            -----
Total from investment operations......................          0.18                    0.84               0.52             0.21
                                                             -------                   -----              -----            -----
Less dividends and distributions from:
   Net investment income..............................         (0.33)                  (0.62)             (0.60)           (0.60)
   Net realized gain..................................            --                      --                 --               --
                                                             -------                   -----              -----            -----
Total dividends and distributions.....................         (0.33)                  (0.62)             (0.60)           (0.60)
                                                             -------                   -----              -----            -----
Net asset value, end of period........................         $8.73                   $8.88              $8.66           $ 8.74
                                                             -------                   -----              -----            -----
Market value, end of period...........................         $9.00                   $8.75              $8.00           $8.125
                                                             =======                   =====              =====            =====
TOTAL INVESTMENT RETURN+..............................          6.72%(1)               17.87%              6.36%           (0.36)%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset..................          0.99%(2)(4)             1.01%(3)           1.01%            1.01%
Net investment income.................................          7.04%(2)                7.50%              7.60%            7.13%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............      $174,396                $177,447           $175,038         $181,336
Portfolio turnover rate...............................            15%(1)                  18%                %5               %6


                                                          FOR THE YEAR ENDED FEBRUARY
                                                        ---------------------------------
                                                              1993             1992
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................         $9.23           $ 9.28
                                                               -----            -----
Net investment income.................................          0.67             0.73
Net realized and unrealized gain (loss)...............         (0.08)              --
                                                               -----            -----
Total from investment operations......................          0.59             0.73
                                                               -----            -----
Less dividends and distributions from:
   Net investment income..............................         (0.68)           (0.78)
   Net realized gain..................................         (0.01)              --
                                                               -----            -----
Total dividends and distributions.....................         (0.69)           (0.78)
                                                               -----            -----
Net asset value, end of period........................         $9.13           $ 9.23
                                                               -----            -----
Market value, end of period...........................         $8.75           $9.875
                                                               =====            =====
TOTAL INVESTMENT RETURN+..............................         (4.42)%          14.42%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset..................          1.11%            1.06%
Net investment income.................................          7.42%            7.87%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............      $189,291         $194,251
Portfolio turnover rate...............................            %3               %5

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 **  For the year ended February 29.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3) The above expense ratio would have been 1.00% which reflects 0.01% effect for custody cash credits.
(4) The above expense ratio was 0.98% after expense offset, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.



MUNICIPAL
INCOME
OPPORTUNITIES
TRUST II


SEMIANNUAL REPORT
AUGUST 31, 1996